United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2004

CINGULAR WIRELESS LLC

(Exact name of registrant as specified in its charter)

Delaware	1-31673	74-2955068

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5565 Glenridge Connector, Atlanta, Georgia 30342

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (404)236-7895

Not Applicable

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Attached hereto are (i) Exhibit 99.1, which is a copy of a press release of Cingular Wireless LLC dated October 20, 2004, reporting the company’s financial results for the quarter ended September 30, 2004, including selected financial statements and operating data at and for the three and nine months ended September 30, 2004 for Cingular Wireless LLC and at and for the comparable date and periods in 2003 and (ii) Exhibit 99.2 , which contains an explanation of Non-GAAP Financial Information containing statements of Cingular’s management regarding why the measures provide useful information to investors.

The foregoing information is intended to be furnished only and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits – The following exhibits are furnished as a part of this report:

Exhibit Number	Exhibit Description
99.1	Press Release dated October 20, 2004 reporting financial results for the third quarter ended September 30, 2004, including selected financial statements and operating data at and for the three and nine months ended September 30, 2004 for Cingular Wireless LLC and at and for the comparable date and periods in 2003

99.2	Explanation of Non-GAAP Financial Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINGULAR WIRELESS LLC
Date: October 20, 2004	By:	/s/ Peter A. Ritcher Peter A. Ritcher Chief Financial Officer (Principal Financial Officer)

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